MANAGERS TRUST II
	       ==================

	Short Duration Government Fund
	==============================
    Intermediate Duration Government Fund
    =====================================
            Total Return Bond Fund
	    ======================

	         PROSPECTUS
                 ==========

           Dated August 1, 2004
	   ====================


The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

		TABLE OF CONTENTS
		=================

				    Starts on
RISK/RETURN SUMMARY		       Page
-------------------		    ---------
Managers Short Duration Government
 and Managers Intermediate Duration
 Government Funds			1
Managers Total Return Bond Fund		4
Performance Summary			7
Fees and Expenses		       10

ADDITIONAL CHARACTERISTICS/RISKS
--------------------------------
Short Fund and Intermediate Fund       11
Total Return Fund	               19
Summary of the Funds-Managers Trust II 22
Portfolio Management of the Funds      23

ABOUT YOUR INVESTMENT
---------------------
Financial Highlights	               24
ManagersChoice	                       28
Your Account	                       28
How To Purchase Shares	               30
How To Sell Shares	               32
Distribution Plan
 (Total Return Fund Only)	       32
How to Purchase & Sell Shares
 (ManagersChoice Only)	               33
Investor Services	               34
Other Operating Policies	       35
Account Statements	               36
Dividends and Distributions	       36
Tax Information			       36



Founded in 1983, The Managers Funds family offers individual and institutional investors the experience and discipline of some of the world's most highly regarded investment professionals.
This Prospectus describes three no-load mutual funds in the family which offer you a choice of investments to help fulfill your asset allocation needs.

This Prospectus contains information important for anyone interested in investing in Managers
Short Duration Government Fund (the "Short Fund"),
Managers Intermediate Duration Government Fund (the
"Intermediate Fund"), and Managers Total Return Bond
Fund (the "Total Return Fund") (each a "Fund" and collectively the "Funds"), each a series of Managers
Trust II. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of the Funds on your own goals, risk preferences and investment time horizons.


RISK/RETURN SUMMARY
MANAGERS SHORT DURATION GOVERNMENT AND
INTERMEDIATE DURATION GOVERNMENT FUNDS
======================================

Investment Objectives
---------------------
The Short Fund seeks to provide investors with a high level of current income, consistent with a low volatility of net asset value. The Fund's objective may be changed without shareholder approval. Fund shareholders will be given notice prior to any change becoming effective. The
Intermediate Fund seeks to provide investors with a total return in excess of the total return of the major market indices for mortgage-backed securities.
The Fund's objective may be changed without shareholder approval. Fund shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies
-------------------------------
The Short Fund seeks to achieve its objective by matching the duration, or interest-rate risk, of a portfolio that invests exclusively in six-month U.S.
Treasury securities on a constant maturity basis.

The Intermediate Fund seeks to achieve its objective by matching the duration, or interest-rate risk, of a portfolio that invests exclusively in mortgage-backed securities, as weighted in the major market indices for mortgage-backed securities. These indices currently include the Salomon Brothers
Mortgage Index and the Lehman Brothers Mortgage
Index, each of which includes all outstanding government sponsored fixed-rate mortgage-backed securities, weighted in proportion to their current market capitalization. The duration of these indices is generally similar to that of intermediate-term
U.S. Treasury notes, and typically will range between three and five years.

Under normal circumstances, each of the Short Fund and the Intermediate Fund will invest at least 80% of its assets in bonds (debt securities) issued by the U.S. Government or its agencies and instrumentalities and synthetic instruments or derivatives having economic characteristics similar to such debt securities.
This policy may not be changed by either the Short Fund or the Intermediate Fund without providing its respective shareholders 60 days notice.

Both the Short Fund and the Intermediate Fund typically employ hedging techniques using instruments such as interest rate futures, options, floors, caps and swaps, designed to reduce the interest-rate risk of their fixed-income securities. The Short Fund generally manages its fixed-income portfolio effective duration to a target of six months. The Intermediate Fund generally manages its fixed-income portfolio effective duration to a target of between three and five years.
Each of the Short Fund and the Intermediate Fund may also engage in loans of portfolio securities to enhance income and return. Each of these Funds may leverage by using reverse repurchase agreements, dollar rolls and other borrowings, by investing collateral from loans of portfolio securities, through the use of when-issued, delayed-delivery or forward commitment transactions or by using other derivatives.

Neither the Short Fund nor the Intermediate Fund will purchase a put or call option on U.S. Government securities or mortgage-backed securities if, as a result of such purchase, more than 10% of its total assets would be invested in such options. The Short
Fund and the Intermediate Fund will engage in over-the-counter option transactions only with primary
U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. The Short Fund and the Intermediate Fund will not sell options that are not covered.

For temporary defensive purposes, the Short Fund and the Intermediate Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Funds do this, they are not pursuing their objectives. The Short
Fund and the Intermediate Fund expect to engage in relatively frequent trading. Frequent trading may adversely affect each Fund's performance by increasing transaction costs. Frequent trading may also cause each Fund to realize frequent taxable capital gains which must be distributed annually to shareholders. To the extent these gains are short-term capital gains, such gains are generally taxed at ordinary income tax rates.

The Short Fund and the Intermediate Fund will seek to minimize credit risk by investing in securities of the highest credit quality.

In addition, as a matter of fundamental policy, each of these Funds will limit purchases to securities from the following classes of assets:
Securities issued directly or guaranteed by the U.S. Government or its agencies or instrumentalities; Mortgage-backed securities rated AAA by Standard & Poor's Corporation ("S&P") or Aaa by
Moody's Investors Service, Inc. ("Moody's");
Securities fully collateralized by assets in either of the above classes; Assets which would qualify as liquidity items under federal regulations (which may change from time to time) if held by a commercial bank or savings institution; and hedge instruments and stripped mortgage-backed securities, which may only be used for risk management purposes.

Principal Investment Risks
--------------------------
All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in a Fund. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Short and Intermediate Funds as described below.

Basis Risk
----------
Basis Risk is the risk that changes in the value of a hedge transaction will not completely offset changes in the value of the assets and liabilities being hedged.

Credit Risk
-----------
Credit Risk is the risk that an issuer of securities may be unable to pay principal and interest when due, or that the value of the security may suffer because investors believe the issuer is less able to pay. Securities rated BB face major ongoing uncertainties or exposure to adverse business, financial or economic conditions.

Derivatives Risk
----------------
Derivatives Risk is the risk that investments in derivatives, which are financial contracts whose value depends on, or are derived from, the value of an underlying asset, interest rate or index, will involve costs, the risk of mispricing or improper valuation and may result in losses or have the effect of accelerating the Short Fund's or the Intermediate Fund's recognition of gain.

Interest Rate
-------------
Risk Interest Rate Risk is the risk that market prices of a Fund's fixed-income investments may decline due to an increase in market interest rates.

Leveraging Risk
---------------
Leveraging Risk is the risk that the value of an investment in the Short Fund or the Intermediate
Fund will be more volatile and all other risks will tend to be compounded when either Fund is borrowing money or otherwise leveraging its portfolio.

Liquidity Risk
--------------
Liquidity Risk is the risk that a Fund may not be able to sell illiquid investments at the best prices at the time it planned on selling such illiquid investments.

Management Risk
---------------
Management Risk is the risk that poor security selection will cause a Fund to underperform other funds with similar objectives.

Market Risk
-----------
Market Risk is the risk that the market prices of securities held by a Fund may fall rapidly due to changing economic, political or market conditions, or due to the financial condition of the issuer.

Prepayment Risk
---------------
Prepayment Risk is the risk that principal will be repaid at a different rate than anticipated.


U.S. Government Securities Risk
-------------------------------
Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as Government
National Mortgage Association ("GNMA"), are backed by the full faith and credit of the U.S.
Treasury, while obligations issued by others, such as Federal National Mortgage Association
("FNMA"), Federal Home Loan Mortgage Corporation
("Freddie Mac") and Federal Home Loan Banks
("FHLBs"), are backed solely by the entity's own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurances can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

MANAGERS TOTAL RETURN BOND FUND
===============================

Investment Objective
--------------------
The Total Return Fund's objective is to
achieve a high level of total return. The
Total Return Fund's objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies
-------------------------------
Under normal circumstances, the Total Return
Fund invests at least 80% of its assets in bonds (debt securities). The Total Return
Fund's policy of investing at least 80% of its assets in bonds may not be changed without providing shareholders 60 days notice. In addition, the Total Return Fund normally invests at least 65% of its total assets in a diversified portfolio of investment grade quality corporate bonds and mortgage-related and other asset-backed securities and in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Investment grade quality securities are those rated at least in the BBB/Baa major rating category by Standard &
Poor's Corporation or Moody's Investors
Services, Inc. (or a similar rating from any nationally recognized statistical rating organization) or if unrated, are considered by the asset manager to be of comparable quality.
Debt securities held by the Total Return Fund may have any remaining maturity, but under normal conditions, the Total Return Fund will seek to maintain an average duration comparable to its benchmark index. The duration of the benchmark index
(Lehman Brothers U.S. Aggregate Index) as of
June 30, 2004 was 4.77 years. Occasionally, the Total Return Fund may purchase only the interest or principal component of a mortgage-related security. For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Total
Return Fund is invested in these instruments, the Fund will not be pursuing its objective.

The "total return" sought by the Total Return
Fund consists of income earned on the Total Return
Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular security or sector. The Total
Return Fund will seek securities that the asset manager believes will have favorable prospects for total return. The asset manager will consider, among other things, the potential for improving industry or company specific fundamentals. This includes an analysis of a company's creditworthiness, earnings potential, improving credit quality ratings, cash flow and revenue growth.

The asset manager will search for specific fixed-income securities that it believes are undervalued and whose price changes may not have a direct correlation with changes in interest rates. These securities may have favorable differences in yield relative to other comparable fixed-income securities. The asset manager will also consider how overall economic factors may impact the valuation of a fixed-income security considered for purchase by the Total Return Fund.
Lastly, the asset manager will consider whether specific securities in certain industries may be undervalued and overlooked by the marketplace.
The asset manager will consider whether to sell a particular security when any of the above factors materially change. All of these factors will be considered by the asset manager in its attempt to achieve high total return.

Although the investment strategies of the Total
Return Fund's asset manager do not ordinarily involve trading securities for short-term profits, the asset manager may sell any security when the asset manager believes best, which may result in short-term trading. Short-term trading may increase the Total Return Fund's transaction costs, which may have an adverse effect on the Fund's performance, and increase your tax liability.

PRINCIPAL INVESTMENT RISKS
--------------------------
All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Total Return Fund. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Total Return Fund as described below.

Credit Risk
-----------
The likelihood that a debtor will be unable to pay interest or principal payments as planned is typically referred to as default risk. Default risk for most debt securities is constantly monitored by several nationally recognized statistical rating agencies such as Moody's
Investors Services, Inc. and Standard & Poor's
Corporation. Even if the likelihood of default is remote, changes in the perception of an institution's financial health will affect the valuation of its debt securities. This extension of default risk is typically known as credit risk.
Bonds rated below investment grade (BB/Bb or lower) are viewed as speculative because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings. Bonds rated BBB/Baa, although investment grade, may have speculative characteristics as well.

Economic Risk
-------------
The prevailing economic environment is important to the health of all businesses. However, some companies are more sensitive to changes in the domestic or global economy than others. These types of companies are often referred to as cyclical businesses. Countries in which a large portion of businesses are in cyclical industries are thus also very economically sensitive and carry a higher amount of economic risk.

Inflation Risk
--------------
Inflation risk is the risk that the price of an asset, or the income generated by an asset, will not keep up with the cost of living.
Almost all financial assets have some inflation risk.

Intelligence Risk
-----------------
Intelligence risk is a term created by The
Managers Funds LLC to describe the risks taken by mutual fund investors in hiring professional asset managers to manage assets. The asset managers evaluate investments relative to all of these risks and allocate accordingly. To the extent that they are intelligent and make accurate projections about the future of individual businesses and markets, they will make money for investors. While most managers diversify many of these risks, their portfolios are constructed based upon central underlying assumptions and investment philosophies, which proliferate through their management organizations and are reflected in their portfolios. Intelligence risk can be defined as the risk that asset managers may make poor decisions or use investment philosophies that turn out to be wrong.

Interest Rate
-------------
Risk Changes in interest rates can impact bond prices in several ways. As interest rates rise, the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall. The longer into the future that these cash flows are expected, the greater the effect on the price of the security. Interest rate risk is thus measured by analyzing the length of time or duration over which the return on the investment is expected. The longer the maturity or duration, the higher the interest rate risk. Duration is the weighted average time
(typically quoted in years) to the receipt of cash flows (principal + interest) for a bond or portfolio. It is used to evaluate such bond or portfolio's interest rate sensitivity.
The longer the duration of the security, the more sensitive the security is to this risk.

Liquidity Risk
--------------
This is the risk that the Fund cannot sell a security at a reasonable price within a reasonable time frame when necessary due to a lack of buyers for the security. This risk applies to all assets. For example, an asset such as a house has reasonably high liquidity risk because it is unique and has a limited number of potential buyers. Thus, it often takes a significant effort to market, and it takes at least a few days and often months to sell. On the other hand, a U.S. Treasury note is one of thousands of identical notes with virtually unlimited potential buyers and can thus be sold very quickly and easily. The liquidity of financial securities in orderly markets can be measured by observing the amount of daily or weekly trading in the security, the prices at which the security trades and the difference between the price buyers offer to pay and the price sellers want to get. However, estimating the liquidity of securities during market upheavals is very difficult.

Prepayment Risk
---------------
Many bonds have call provisions which allow the
debtors to pay them back before maturity.   This
is especially true with mortgage securities, which can be paid back at any time. Typically debtors repay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bond holders. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

PERFORMANCE SUMMARY
-------------------
The following bar charts illustrate the risks of investing in the Funds by showing each Fund's year-by-year total returns and how the performance of each Fund has varied over the past ten years (or since a Fund's inception date). Each chart assumes that all dividend and capital gain distributions have been reinvested. Past performance does not guarantee future results.

    Annual Total Returns - Last Ten Calendar Years
    ----------------------------------------------
	   SHORT FUND
	   ==========

Year	    Annual Total Returns
----	    --------------------
1994		4.1%
1995		6.1%
1996		6.3%
1997		6.3%
1998		4.8%
1999		4.1%
2000		5.0%
2001		7.6%
2002		4.1%
2003		2.5%


Best Quarter: 2.5% (1st Quarter 2001)
Worst Quarter: 0.05% (2nd Quarter 2004)
(January 1, 2004 - June 30, 2004:  0.31%)


   Annual Total Returns - Last Ten Calendar Years
   ----------------------------------------------
           INTERMEDIATE FUND
	   =================

Year	  Annual Total Returns
----	  --------------------
1994		-1.7%
1995		16.4%
1996		 5.1%
1997		 9.0%
1998		 6.6%
1999	 	 1.2%
2000		 9.6%
2001		 8.2%
2002		 8.6%
2003		 3.4%


Best Quarter: 5.45% (1st Quarter 1995)
Worst Quarter: -1.35% (2nd Quarter 2004)
(January 1, 2004 - June 30, 2004:  0.33%)


   Annual Total Returns - Since Inception
   --------------------------------------
            TOTAL RETURN FUND
	    =================

Year	  Annual Total Returns
----      --------------------
2003		3.4%


Best Quarter: 2.18% (2nd Quarter 2003)
Worst Quarter: -2.68% (2nd Quarter 2004)
(January 1, 2004 - June 30, 2004:  -0.26%)

Total Return is used by mutual funds to calculate the hypothetical change in value of an investment over a specified period of time, assuming reinvestment of all dividends and distributions.

The following table compares the Funds' performance to that of a broadly based securities market index.
Again, the table assumes that dividends and capital gain distributions have been reinvested for both the Fund and the applicable index. A description of each Index is included in the Statement of Additional
Information. As always, a Fund's past performance
(before and after taxes) is not an indication of how the Fund will perform in the future.



Average Annual Total Returns (as of 12/31/03) (1)
-------------------------------------------------



Short Fund				1 Year 	5 Years	10 Years
----------				------	------- --------
(Inception Date: 3/31/92)
Return Before Taxes 			2.47% 	4.63% 	5.07%
Return After Taxes on Distributions 	1.56% 	2.68% 	2.94%
Return After Taxes on Distributions
  and Sale of Fund Shares 		1.60% 	2.72% 	2.98%
ML 6 Mo. US T-Bill Index (2) 		1.29% 	3.95% 	4.66%
----------------------------

Intermediate Fund
-----------------
(Inception Date: 3/31/92)
Return Before Taxes 			3.40% 	6.14% 	6.53%
Return After Taxes on Distributions 	2.27% 	4.24% 	4.04%
Return After Taxes on Distributions
  and Sale of Fund Shares 		2.20% 	4.05% 	3.98%
Citigroup Mortgage Index (2) 		3.07% 	6.59% 	6.91%
-----------------------------

						Since
Total Return Fund			1 Year	Inception
-----------------			------	---------
(Inception Date: 12/30/02)
Return Before Taxes 			3.37% 	3.37%
Return After Taxes on Distributions 	2.36% 	2.35%
Return After Taxes on Distributions
  and Sale of Fund Shares 		2.19% 	2.28%
Lehman Bros. Aggregate Index (2) 	4.10% 	4.02%
--------------------------------


(1) After-tax returns are calculated by Lipper.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) Reflects no deduction for fees, expenses or taxes.

FEES AND EXPENSES
=================
This table describes the fees and expenses that you may pay if you buy and hold shares of any of the Funds in this Prospectus.

Shareholder Fees
----------------
(fees paid directly from your investment)


Maximum Sales Charge (Load) Imposed
 on Purchases (as a percentage of
 the offering price) 	    		None
Maximum Deferred Sales Charge
 (Load) 	                        None
Maximum Sales Charge (Load) Imposed
 on Reinvested Dividends and Other
 Distributions 	                        None
Redemption Fee 	                        None


       Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
---------------------------------------------



							Total
			Short 	    Intermediate        Return
			Fund	       Fund		Fund
			-----	    ------------	------

Management Fees 	0.70% 		0.70% 		0.50%
Distribution (12b-1)
 Fees (2)		N/A 		N/A 		0.00%
Other Expenses:
   Interest Expense 	0.03% 		0.00% 		 N/A
   Other Expenses 	0.19% 		0.23% 		0.83%
		       ------	       ------	       ------
Total Other Expenses 	0.22% 		0.23% 		0.83%
		       ------	       ------	       ------
Total Annual Fund
 Operating Expenses 	0.92% 		0.93% 		1.33%
Fee Waiver and
 Reimbursement (1)     -0.14% 	       -0.05% 	       -0.34%
		       ------	       ------	       ------
Net Annual Fund
 Operating Expenses 	0.78% 		0.88% 		0.99%
		       ======	       ======	       ======


(1) The Managers Funds LLC (the "Investment Manager") has contractually agreed through August 1, 2005 to limit Total Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage and extraordinary items) to 0.78% of average daily net assets for the Short
Fund, 0.88% of average daily net assets for the Intermediate Fund and 0.99% of average daily net assets for Total Return Fund, subject to later reimbursement by each Fund in certain circumstances.
In general, for a period of up to three years from the time of any waiver or payment pursuant to a Fund's contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that the Fund's Total Annual Fund
Operating Expense do not exceed that Fund's contractual expense limitation amount. See "Summary of the Funds."

(2) Although the Total Return Fund is subject to a Rule 12b-1 Plan of Distribution that permits payments of up to 0.25% of the Fund's average daily net assets, no payments have been authorized under the plan to date and no payments are expected to be authorized for the fiscal year ending March 31, 2005.

Example
-------
This Example will help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year, and the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:



			1 Year 		3 Years 	5 Years 	10 Years
			------		-------		-------		--------

Short Fund 		$80 		$279 		$496 		$1,118
Intermediate Fund 	$90 		$291 		$510 		$1,138
Total Return Fund 	$101 		$388 		$696 		$1,572



The Example reflects the impact of each Fund's contractual expense limitation through August
1, 2005 for the periods shown in the Example.
This Example should not be considered a
representation of past or future expenses, as actual expenses may be greater or lower than those shown.

ADDITIONAL CHARACTERISTICS/RISKS
================================

Short Fund and Intermediate Fund
--------------------------------

Risk Factors
------------
The value of your investment in the Short Fund or the Intermediate Fund changes with the values of that Fund's holdings. Many factors can affect those values. The following discussion provides more information on the principal risk factors for the Short Fund and the Intermediate Fund - the factors that are most likely to have a material effect on the Short Fund's or the Intermediate Fund's portfolio as a whole. Each
Fund may be subject to other risks in addition to the risks described here. The risks of a Fund may change over time because the types of investments made by the Fund can change over time.
The following subsection "Characteristics and
Risks of the Securities in which the Short Fund and the Intermediate Fund May Invest" and the Statement of Additional Information include additional important information about the Short
Fund and the Intermediate Fund, their investment strategies and the related risks.

Basis Risk
----------
Basis Risk is the risk that changes in the value of a hedge transaction will not completely offset changes in the value of the assets and liabilities being hedged. Basis risk may occur in many ways.
For example, a hedge transaction may rise in value by $100 in response to higher interest rates. At the same time, the security being hedged could decline in value by $102 in response to the same market factor - higher interest rates - and other factors unique to those assets including credit risks that might be reflected in the assets? value.
The hedge would therefore not fully cover the loss in value of the security caused by higher rates since a $2 differential would exist between the gain in value on the hedge and the assets? loss in value. The $2 differential reflects basis risk.
Basis risk can manifest itself in other ways; for example when a small change in interest rates occurs. In that context, both the hedge transaction and the hedged assets could decline in value, although by different amounts, following an interest rate change. This means that a Fund may not achieve, and may at times exceed, its targeted duration or the return of the market it tracks.

Credit Risk
-----------
An issuer of securities may be unable to pay principal and interest when due, or the value of the security may suffer because investors believe the issuer is less able to pay. Lower rated securities, while usually offering higher yields, generally have more risk and volatility because of reduced creditworthiness and greater chance of default.

While certain U.S. Government securities such as U.S. Treasury obligations and GNMAs (discussed in the next section) are backed by the full faith and credit of the U.S. Government, other fixed-income securities in which the Short Fund and the Intermediate Fund may invest are subject to varying degrees of risk of default. These risk factors include the creditworthiness of the issuer and, in the case of mortgage-backed and asset-backed securities, the ability of the mortgagor or other borrower to meet its obligations.

Derivatives Risk
----------------
The Short Fund and the Intermediate Fund may use derivatives, which are financial contracts or securities whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. Using derivatives, a Fund can increase or decrease its exposure to changing security prices and indices, interest rates or other factors that affect security value, or to employ temporary substitutes for anticipated future transactions. Techniques involving derivatives include buying or selling financial futures contracts, purchasing call or put options, or selling covered call options on such futures or entering into swap agreements. Any or all of these techniques may be used at one time. Use of any particular transaction is a function of market conditions. There is no overall limitation on the percentage of a Fund's assets which may be subject to a hedge position. However, to the extent a Fund's derivative position is illiquid that position is subject to the Fund?s
15% of net assets restriction on illiquid securities. (See "Liquidity Risk"). The use of derivatives involves costs and may result in losses.

The use of options and futures strategies involves the risk of imperfect correlation between movements in the values of the securities underlying the futures and options purchased and sold by a Fund, of the option and futures contract itself, and of the securities which are the subject of a hedge. In addition to other risks such as the credit risk of the counter-party, market risk, liquidity risk, and basis risk, derivatives involve the risk of mis-pricing or improper valuation. In addition, a Fund's use of derivatives may also have the effect of accelerating a Fund's recognition of gain.

Interest Rate and Maturity Risk
-------------------------------
The market prices of a Fund's fixed-income investments may decline due to an increase in market interest rates. Generally, the longer the maturity or duration of a fixed-income security, the more sensitive it is to changes in interest rates. The Short Fund seeks to match the duration of a portfolio that invests exclusively in six-month U.S. Treasury securities on a constant maturity basis, and the Intermediate Fund seeks to match the duration of a portfolio that invests in mortgage-backed securities as weighted in the major market indices (typically ranging from three to five years). The Total Return Fund seeks a duration comparable to its benchmark index (Lehman
Brothers U.S. Aggregate Index). As of June
30, 2004, the duration of the benchmark
index was 4.77 years.

Duration
--------
is a measure of the price sensitivity
of a portfolio to changes in interest rates. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates.
Each year of duration represents an approximate 1% change in price for a 1% change in interest rates. For example, if a bond fund has an average duration of three years, its price will fall approximately 3% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise approximately 3% when interest rates fall by one percentage point.

Leveraging Risk
---------------
When the Short Fund or the Intermediate Fund is borrowing money or otherwise leveraging its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio holdings. The use of leverage may also cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Liquidity Risk
--------------
Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid investments at the best prices at the time it planned on selling such illiquid investments. Investments in derivatives, and securities having substantial market and/or credit risk tend to involve greater liquidity risk. A Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business. The SEC staff takes the position that this includes non-terminable repurchase agreements having maturities of more than seven days.

Management Risk
---------------
Each Fund is subject to management risk
because it is an actively managed
investment portfolio. Management Risk is the chance that poor security selection will cause the Fund to underperform other funds with similar objectives. Each Fund's subadvisor will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired result.

Market Risk
-----------
The market price of securities held by a Fund may fall, sometimes rapidly or unpredictably, due to changing economic, political or market conditions, or due to the financial condition of the issuer. The value of a security may decline due to general market conditions which are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

Prepayment Risk
---------------
Prepayment Risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on a security purchased to be less than expected. Mortgage-backed securities, which represent an interest in a pool of mortgages, present this risk, as do many asset-backed securities. In general, when market interest rates decline, many mortgages are refinanced, and mortgage-backed securities are paid off earlier than expected, forcing a Fund to reinvest the proceeds at current yields, which are lower than those paid by the security that was paid off.
When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing slows, which lengthens the effective maturities on these securities. As a result, the negative effect of the rate increase on the market value of mortgage securities is usually more pronounced than it is for other types of fixed-income securities. Asset-backed securities can present similar risks.


CHARACTERISTICS AND RISKS OF THE SECURITIES IN WHICH
THE SHORT FUND AND THE INTERMEDIATE FUND MAY INVEST
====================================================

Subject to the percentage limitations on investment to which each Fund is subject based on its investment objective, and unless stated otherwise, the Short Fund and the Intermediate Fund may invest in the following types of securities. The following types of securities are principal investments of each Fund. The Statement of Additional Information also includes information on these and other securities and financial instruments in which the Funds may invest.

U.S. Government Securities
--------------------------
The U.S. Government securities in which the Funds may invest include U.S. Treasury bills, notes, bonds, discount notes and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities including, but not limited to, the Government National
Mortgage Association ("GNMA"), Federal National
Mortgage Association ("FNMA") and Federal Home
Loan Mortgage Corporation ("FHLMC"). (Other
U.S. Government agencies or instrumentalities include Federal Home Loan Banks, Bank for
Cooperatives, Farm Credit Banks, Tennessee
Valley Authority, Federal Financing Bank,
Small Business Administration, and Federal
Agricultural Mortgage Corporation.)
Mortgage-backed securities are explained more fully below.

Mortgage-Backed and Other Asset-Backed Securities
-------------------------------------------------
Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are collateralized by and payable from, mortgage loans secured by real property. The term "mortgage-backed securities," as used herein, includes adjustable-rate mortgage securities, fixed-rate mortgage securities, and derivative mortgage products such as collateralized mortgage obligations, including residuals, stripped mortgage-backed securities and other instruments.
Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include, but are not limited to, pools of automobile loans, educational loans and credit card receivables. These securities are described in detail below and in the Statement of Additional Information.

There are currently three basic types of mortgage-backed securities: (i) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC;
(ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a Government guarantee but usually having some form of private credit enhancement. Not all securities issued by the U.S. Government or its agencies are backed by the full faith and credit of theUnited States;
some may be backed only by the assets of the particular instrumentality or the ability of the agency to borrow.

The Short Fund and the Intermediate Fund may only invest in mortgage-backed securities issued by private originators of, or investors in, mortgage loans issued by private entities that are rated
AAA by S&P or Aaa by Moody's. The Funds will not pay any additional fees for credit support and will not invest in private mortgage pass-through securities unless they are rated AAA by S&P or Aaa by Moody's.

The Short Fund and the Intermediate Fund will not purchase privately-issued mortgage-backed securities or Collateralized Mortgage Backed
Obligations ("CMOs") collateralized by interests in whole mortgage loans (not guaranteed by GNMA, FNMA or FHLMC) if the securities of any one issuer would exceed 10% of any Fund's assets at the time of purchase. The Funds will not purchase privately-issued mortgage-backed securities or
CMOs collateralized by U.S. Government agency mortgage-backed securities if the securities of any one issuer would exceed 20% of any Fund's assets at the time or purchase.

Mortgage-backed and asset-backed securities have yield and maturity characteristics corresponding to their underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed and asset-backed securities include both interest and a partial payment of principal. This partial payment of principal may be comprised of a scheduled principal payment as well as an unscheduled payment from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. As a result of these unscheduled payments of principal, or prepayments on the underlying securities, the price and yield of mortgage-backed securities can be adversely affected. For example, during periods of declining interest rates, prepayments can be expected to accelerate, and the Funds would be required to reinvest the proceeds at the lower interest rates then available.

Prepayments of mortgages which underlie securities purchased at a premium could result in capital losses because the premium may not have been fully amortized at the time the obligation is prepaid.
In addition, like other interest- bearing securities, the values of mortgage-backed securities generally fall when interest rates rise, but when interest rates fall, their potential for capital appreciation is limited due to the existence of the prepayment feature. In order to hedge against possible prepayment, the Short Fund and the Intermediate Fund may purchase certain options and options on futures contracts as described more fully above under "Derivatives Risk" and in the Statement of Additional Information.

Adjustable Rate Securities
--------------------------
Adjustable rate securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate.
Some adjustable rate securities are backed by pools of mortgage loans. The Short Fund and the Intermediate Fund will only invest in adjustable rate securities backed by pools of mortgage loans.

Although the rate adjustment feature may act as a buffer to reduce large changes in the value of adjustable-rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on adjustable-rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages or other underlying loans or receivables) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. Adjustable rate securities are also subject to the prepayment risks associated generally with mortgage-backed securities.

Restricted Securities
---------------------
Restricted securities represent securities that can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Restricted securities deemed to be liquid under procedures established by the Funds' Board of Trustees are not subject to the limitation on illiquid securities.

Securities Lending, Repurchase Agreements and
Forward Commitments
---------------------------------------------
The Short Fund and the Intermediate Fund may lend portfolio securities to broker-dealers and may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to a Fund if the other partyshould default on its obligations and the Fund is delayed in or prevented from recovering the collateral. The Funds will lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of total asset value (including such loans). The Short Fund and the Intermediate Fund will only enter into repurchase agreements with or lend securities to (i) member banks of the Federal Reserve
System having total assets in excess of
$500 million and (ii) securities dealers, provided such banks or dealers meet the creditworthiness standards established by the
Board of Trustees ("Qualified Institutions").
The Investment Manager will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Board of Trustees. The
Short Fund and the Intermediate Fund may also purchase securities for future delivery, which may increase overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of liquid securities equal to at least 100% of the value of the when-issued or forward commitment securities will be established and maintained with each Fund's custodian. Subject to this requirement, each Fund may purchase securities on such basis without limit. Settlements in the ordinary course, which may be substantially more than three business days for mortgage-backed securities, are not treated as when-issued or forward commitment transactions, and are not subject to the foregoing limitations, although some of the risks described above may exist.

Reverse Repurchase Agreements, Dollar Roll
Agreements and Borrowing
------------------------------------------
The Short Fund and the Intermediate Fund may enter into reverse repurchase agreements or dollar roll agreements with commercial banks and registered broker-dealers in amounts up to 33 1/3% of their assets. The Short Fund and the Intermediate Fund may only enter into these transactions with commercial banks and registered broker-dealers which are also Qualified Institutions. The
Statement of Additional Information contains a more detailed explanation of these practices.
Reverse repurchase agreements and dollar rolls are considered borrowings by a Fund and require segregation of assets with a Fund's custodian in an amount equal to the Fund's obligations pending completion of such transactions. Each Fund may also borrow money from banks in an amount up to 33 1/3% of a Fund's total assets (including such loans) to realize investment opportunities, for extraordinary or emergency purposes, or for the clearance of transactions. Borrowing from banks usually involves certain transaction and ongoing costs and may require a Fund to maintain minimum bank account balances. Use of these borrowing techniques to purchase securities is a speculative practice known as "leverage."
Depending on whether the performance of the investments purchased with borrowed funds is sufficient to meet the costs of borrowing, a Fund's net asset value per share will increase or decrease, as the case may be, more rapidly than if the Fund did not employ leverage.

Short Sales
-----------
The Short Fund and the Intermediate Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.
Each Fund expects to engage in short sales as a form of hedging in order to shorten the overall duration of the portfolio and maintain portfolio flexibility. While a short sale may act as an effective hedge to reduce the market or interest rate risk of a portfolio, it may also result in losses which can reduce the portfolio's total return. When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon completion of the transaction. A Fund may have to pay a fee to borrow particular securities, and is often obligated to relinquish any payments received on such borrowed securities.

Until a Fund replaces a borrowed security, it will maintain daily a segregated account with its custodian into which it will deposit liquid securities such that the amount deposited in the account plus any amount deposited with the broker as collateral will at least equal the current value of the security sold short.
Depending on arrangements made with the broker, a Fund may not receive any payments (including interest) on collateral deposited with the broker.
If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain.
Although a Fund's gain is limited to the amount at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold.

A Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold exceeds 25% of the value of the Fund's total net assets. A Fund may also effect short sales where the Fund owns, or has the right to acquire at no additional cost, the identical security (a technique known as a short sale
"against the box"). Such transactions might accelerate the recognition of gain.


ADDITIONAL CHARACTERISTICS/RISKS-Total Return Fund
--------------------------------------------------
The following is a description of some of the other securities and investment practices of the Total
Return Fund.

Restricted and Illiquid Securities
----------------------------------
The Total Return Fund may purchase restricted or illiquid securities. Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price.
Some of these securities are new and complex and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the Fund's ability to raise cash to meet redemptions.
Also, because there may not be an
established market price for these securities, the Fund may have to estimate their value.
This means that its valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element.

Repurchase Agreements
---------------------
The Total Return Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

Foreign Securities
------------------
Up to 10% of the total assets of the Total
Return Fund may be invest in non-U.S. dollar denominated securities. To the extent of any such investment, the Total Return Fund will be subject to the risks of foreign investing.
Foreign securities generally are more volatile than their U.S. counterparts, in part because of higher political and economic risks, lack of reliable in formation and fluctuations in currency exchange rates. These risks are usually higher in less developed countries.
In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S.
securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

International Exposure
----------------------
Many U.S. companies in which the Total Return Fund may invest generate significant revenues and earnings from abroad. As a result, these companies and prices of their securities may be affected by weakness in global and regional economics and the relative value of foreign currencies to the U.S.
dollar. These factors, taken as a whole, may adversely affect the price of the Total Return
Fund's shares.

Initial Public Offerings
------------------------
The Total Return Fund may invest in initial public offerings. To the extent that it does so, the performance of the Total Return Fund may be significantly affected by such investments.

Derivatives
-----------
The Total Return Fund may invest in derivatives.
Derivatives, which include options and futures, are financial instruments whose value derives from another security, an index or a currency.
The Fund may use derivatives for hedging
(attempting to offset a potential loss in one position by establishing an interest in an opposite position) or to attempt to increase return. While hedging can guard against potential risks, it adds to the Fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative position may not perform as expected, resulting in losses to the Fund. The Fund is not obligated to hedge and may choose not do so. With some derivatives, whether used for hedging or speculation, there is the risk that the counter-party may fail to honor its contract terms. Furthermore, a Fund may not be able to close out a derivatives position when desired. Either of these circumstances may result in losses to a Fund.

High-Yield Bonds
----------------
The Total Return Fund may invest a limited portion of its total assets in high-yield bonds, frequently referred to as "junk bonds." High-yield bonds are debt securities rated below
BBB by Standard & Poor's Corporation or Baa3 by Moody's Investors Services, Inc. (or a similar rating by any nationally recognized statistical rating organization). To the extent that the Fund invests in high-yield bonds, it takes on certain risks: the risk of a bond's issuer defaulting on principal or interest payments is greater than on higher quality bonds; and issuers of high-yield bonds are less secure financially and are more likely to be hurt by interest rate increases and declines in the health of the issuer or the economy.

Securities Lending, Repurchase Agreements and
Forward Commitments
---------------------------------------------
The Total Return Fund may lend portfolio securities to broker-dealers and may enter into repurchase agreements.
These transactions must be fully collateralized at all times but involve some risk to the Fund if the other party should default on its obligations and the Fund is delayed in or prevented from recovering the collateral. The Fund will lend portfolio securities if, as a result, the aggregate of such loans exceeds
33 1/3% of total asset value (including such loans).
The Fund may also purchase securities for future delivery, which may increase overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of liquid securities equal to at least 100% of the value of the when-issued or forward commitment securities will be established and maintained with the Fund's custodian. Subject to this requirement, the Fund may purchase securities on such basis without limit. Settlements in the ordinary course, which may be substantially more than three business days for mortgage-backed securities, are not treated as when-issued or forward commitment transactions, and are not subject to the foregoing limitations, although some of the risks described above may exist.

When-Issued Securities
----------------------
The Total Return Fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Zero-Coupon Bonds
-----------------
The Total Return Fund may invest in bonds in which no periodic coupon is paid over the life of the contract. Instead, both the principal and the interest are paid at the maturity date. If it is a deep discounted bond, the gain is subject to income tax.

Step-Up Coupon Bonds.
---------------------
The Total Return Fund may invest in bonds that pay a lower coupon rate for an initial period, and then increase to a higher coupon rate.

SUMMARY OF THE FUNDS
====================
Managers Trust II
-----------------
Managers Trust II is part of the Managers Funds
Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks and policies. The Investment Manager, an indirect, wholly-owned subsidiary of Affiliated
Managers Group, Inc., which is located at 600 Hale
Street, Prides Crossing, MA 01965, serves as the investment manager to the Funds and is responsible for the Funds' overall administration. The
Investment Manager also monitors the performance, security holdings and investment strategies of the Funds' subadvisors. Managers
Distributors, Inc. ("MDI"), a wholly-owned subsidiary of the Investment Manager, serves as distributor of the Funds. MDI receives no compensation from the Funds for its services as distributor. The Investment Manager or the Distributor may make direct or indirect payments to third parties in connection with the sale of Fund shares or the servicing of shareholder accounts.

The Investment Manager selects and recommends, subject to the approval of the Board of Trustees, one or more asset managers to manage each Fund's investment portfolio and monitors the asset managers' performance, security holdings and investment strategies on an ongoing basis.
The Investment Manager also researches any potential new asset managers for the Funds. The Trust and the Investment
Manager have been granted an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Trust and the Investment Manager, with the approval of the Funds' Board of

Trustees, to change subadvisors without prior shareholder approval, but subject to notification within 90 days of any such changes.

Smith Breeden Associates, Inc. ("Smith Breeden"), a registered investment adviser, acts as subadvisor to the Short Fund and the Intermediate Fund. Formerly, Smith Breeden was investment advisor to the Short Fund and the Intermediate Fund and has served as either investment advisor or subadvisor to the Short
Fund and the Intermediate Fund since their inception in 1992. Smith Breeden is located at 100 Europa Drive, Suite 200, Chapel Hill, NC,
27517. Smith Breeden is a money management and consulting firm involved in (1) money management for separate accounts such as pensions and endowments, (2) financial institution consulting and investment advice, and (3) equity investments. The firm specializes in high credit quality fixed-income investments, interest rate risk management, and the application of option pricing to banking and investments. As of March 31, 2004, Smith Breeden advised or managed assets totaling approximately
$17.1 billion.

Merganser Capital Management LP ("Merganser") is the subadvisor for the Total Return Fund.
Merganser is located at 99 High Street,
Boston, Massachusetts. As of March 31, 2004,
Merganser had assets under management of approximately $5.6 billion.

PORTFOLIO MANAGEMENT OF THE FUNDS
=================================

SHORT FUND AND INTERMEDIATE FUND
--------------------------------
Daniel C. Dektar is a Senior Vice President and
Director of, and a portfolio manager for, Smith
Breeden, and has acted in those capacities since
1986. Mr. Dektar serves as the portfolio manager responsible for the day-to-day operations of the Short Fund. Daniel R. Adler and Daniel C. Dektar serve as the portfolio managers responsible for the day-to-day operations of the Intermediate Fund.
Mr. Adler is a Vice President of, and a senior portfolio manager for, Smith Breeden and has acted in those capacities since 1993. The Short Fund and the Intermediate Fund each pay an annual management fee to the Investment Manager equal to 0.70% of average daily net assets. The
Investment Manager, in turn, pays a portion of this fee to Smith Breeden.

The Investment Manager has contractually agreed, through August 1, 2005, to waive fees and pay or reimburse the Short Fund and the Intermediate
 Fund to the extent total expenses (exclusive of taxes, interest, brokerage costs and extraordinary items) exceed 0.78% of average daily net assets for the Short Fund and 0.88% of average daily net assets for the Intermediate Fund. Each Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Short Fund's and the Intermediate Fund's expenses in any such future year to exceed 0.78% of average daily net assets for the Short Fund and0.88% of average daily net assets for the Intermediate Fund.

TOTAL RETURN FUND
-----------------
Robert W. LeLacheur and a team of analysts are the portfolio managers of the Total Return Fund.
Mr. LeLacheur is a Vice President of, and a portfolio manager for, Merganser and has acted in those capacities since 1993.

The Total Return Fund is obligated to pay an annual management fee to the Investment Manager of 0.50% of the average daily net assets of the Fund.
The Investment Manager, in turn, pays a portion of this fee to Merganser.

The Investment Manager has contractually agreed, through August 1, 2005, to waive fees and pay or reimburse the Total Return Fund to the extent total expenses (exclusive of taxes, interest, brokerage costs and extraordinary expenses) of the Total Return Fund exceed
0.99% of the Total Return Fund's average daily net assets. The Total Return Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Total Return Fund's expenses in any such future year to exceed 0.99% of the Total Return Fund's average daily net assets.

ABOUT YOUR INVESTMENT
---------------------
The following Financial Highlights tables are intended to help you understand each Fund's financial performance for the past fiscal periods. Certain information reflects financial results for a single Fund share.
The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Managers Short Duration Government Fund -
 Financial Highlights
For a share of capital stock outstanding
 throughout each fiscal year
-----------------------------------------
The following selected per share data and ratios, which are intended to help you understand the Fund's financial performance for the past five fiscal years, cover the fiscal periods from April 1, 1999 through March 31, 2004, and are part of the Fund's financial statements, which have been audited by another independent accounting firm, for the fiscal periods April 1, 1999 through March 31, 2000 and by
PricewaterhouseCoopers LLP, for the fiscal periods
April 1, 2000 through March 31, 2004. This data should be read in conjunction with the Fund's most recent annual audited financial statements and the report of PricewaterhouseCoopers LLP thereon, which are incorporated by reference in the Statement of Additional Information for Managers
Trust II and are available upon request.








			   	  Fiscal Year Ended March 31,
			    	 ---------------------------

				2004 	2003 	2002 	2001 	2000
				----	----	----	----	----

Net Asset Value,
  Beginning of Year		$9.74 	$9.72 	$9.71 	$9.64	$9.94
-------------------		-----	-----	-----	-----	-----
Income from
  Investment Operations:
------------------------

  Net investment income		 0.25 	 0.30 	 0.54 	 0.74	 0.54

  Net realized and
   unrealized gain (loss)
   on investment		(0.06)	0.06 	 0.01 	(0.06)	(0.27)

	Total from investment
         operations		 0.19   0.36     0.55    0.68    0.27


Less Distributions to
  Shareholders from:
---------------------

  Net investment income		(0.24)	(0.32)	(0.54)	(0.61)	(0.57)
  Return of capital		  -     (0.02)     -      -       -




	Total distributions
	 to shareholders	(0.24) (0.34) 	(0.54)	(0.61)	(0.57)



Net Asset Value,
End of Year			$9.69 	$9.74 	$9.72 	$9.71 	$9.64
--------------			-----	-----	-----	-----	-----


Total Return (a)		2.00%	3.76%	6.06%	7.35%	2.75%

Ratio of net operating
  expenses to average
  net assets (b)		0.78%	0.78%	0.78%	0.78%	0.78%


Ratio of total expenses
  to average net assets	      0.92%(c) 0.92%(c) 1.39%(c) 2.18%(c) 1.07%


Ratio of net investment
  income to average net
  assets (a)			2.59%	2.74%	5.71%	6.24%	6.01%


Portfolio turnover		349%	418%	683%	866%	268%


Net assets at end of




year (000's omitted) 	    $ 198,726 $160,710 $30,470 $26,263 $35,540


(a)	Total returns and net investment income
	would have been lower had certain expenses not been reduced.

(b)	After expense offsets.

(c)	Includes interest expense for the fiscal
	years ended 2004, 2003, 2002 and 2001 of
	0.03%, 0.01%, 0.28% and 1.14%,
	respectively.

Intermediate Duration Government Fund -
 Financial Highlights
For a share of capital stock outstanding
 throughout each fiscal year
----------------------------------------
The following selected per share data and ratios, which are intended to help you understand the Fund's financial performance for the past five fiscal years, cover the fiscal periods from April 1, 1999 through March 31, 2004, and are part of the Fund's financial statements, which have been audited by another independent accounting firm, for the fiscal periods April 1, 1999 through March 31, 2000 and by
PricewaterhouseCoopers LLP, for the fiscal periods April 1, 2000 through March 31, 2004.
This data should be read in conjunction with the Fund's most recent annual audited financial statements and the report of PricewaterhouseCoopers
LLP thereon, which are incorporated by reference in the Statement of Additional Information for Managers Trust II and are available upon request.







			   	  Fiscal Year Ended March 31,
			    	 ---------------------------

				2004 	2003 	2002 	2001 	2000
				----	----	----	----	----


Net Asset Value,
  Beginning of Year		$10.61 	$10.16 	$9.94 	$9.37 	$9.91
-------------------		------  ------	-----	-----	-----
Income from
  Investment Operations:
------------------------
  Net investment income		0.23 	0.40 	0.41 	0.61 	0.53
  Net realized and
    unrealized gain (loss)
    on investments	        0.20    0.45   	0.26	0.49 	(0.50)

	Total from investment
	  operations		0.43	0.85 	0.67	 1.10 	0.03

Less Distributions to
  Shareholders from:
---------------------

  Net investment income		(0.23)	(0.40)	(0.45)	(0.53)	(0.53)

  Return of capital 		  -    	  -   	  -       -   	(0.02)

  Net realized gain
   on investments	        (0.07)    -       -       -   	(0.02)


     Total distributions to
      shareholders		(0.30)	(0.40)	(0.45)	(0.53)	(0.57)

Net Asset Value,
  End of Year			$10.74 	$10.61 	$10.16 	$9.94 	$9.37
----------------		------	------	------	-----	-----


Total Return (a)		4.07%	8.48%	6.78%	12.17%	0.40%


Ratio of net
 operating expenses to
 average net assets (b)		0.88%	0.88%	0.88%	0.88%	0.88%

Ratio of total expenses
 to average net assets	       0.93%(c) 1.03%(c) 1.09%  1.07%(c) 1.06%

Ratio of net
 investment income to
 average net assets (a)		2.09%	3.75%	3.76%	5.85%	5.72%

Portfolio turnover		 667%	 578%  1,106%	 690%	 455%

Net assets at end of
 year (000's omitted) 	     $123,826 $71,342 $26,892  $24,077 $31,139




(a)	Total returns and net investment income would
	have been lower had certain expenses not been reduced.

(b)	After expense offsets.

(c)	Includes interest expense for the fiscal
	years ended 2004, 2003 and 2001 of 0.00%,
	0.03% and 0.01%, respectively.

Total Return Bond Fund -
 Financial Highlights
For a share of capital stock
 outstanding throughout the period
----------------------------------


				Fiscal			Fiscal
			     Year ended		   Period* ended
			   March 31, 2004	  March 31, 2003
			   --------------	  --------------

Net Asset Value,
  Beginning of Period		$10.12 			$10.00
---------------------		------			------


Income from
  Investment Operations:
------------------------

  Net investment income 	 0.26 			0.06


  Net realized and unrealized
   gain on investments		 0.16 			0.11



    Total from investment
     operations			 0.42 			0.17


Less Distributions to
  Shareholders from:
---------------------
  Net investment income		(0.27)		       (0.05)


  Net realized gain on
   investments			(0.03)			 -


    Total distributions to
    shareholders		(0.30)		       (0.05)


Net Asset Value,End of
 Period				$10.24 			$10.12
----------------------		------			------

Total Return (a)		4.17%			1.70%(c)


Ratio of net operating
 expensesto average net
 assets (b)			0.99%			0.99%(d)


Ratio of total expenses
 to average net assets		1.33%			1.95%(d)


Ratio of net investment
 incometo average net
 assets (a)			2.62%			2.37%(d)


Portfolio turnover		39%			  62%(c)


Net assets at end of
 period(000's omitted		$23,676 		$13,662



*	Commencement of operations was December
	30, 2002.

(a)	Total returns and net investment income
	would have been lower had certain
	expenses not been reduced.

(b)	After expense offsets.

(c)	Not annualized.

(d)	Annualized.

MANAGERSCHOICE(R)
-----------------
ManagersChoice(R) Program

ManagersChoice is a unique, comprehensive asset allocation program offered exclusively through investment advisors and consisting of several model portfolios using investments in various Funds in the Managers Funds Family of Funds. Your investment advisor will work with you to select a portfolio to help achieve your goals in the context of your tolerance for risk.

YOUR ACCOUNT
------------
As an investor, you pay no sales charges to invest in the Funds and you pay no charges to transfer within the Fund family or even to redeem out of the Funds. The price at which you purchase and redeem your shares is equal to the net asset value (NAV) per share next determined after your purchase or redemption order is received on each day the New York
Stock Exchange (the "NYSE") is open for
trading. The NAV is equal to the Fund's net worth (assets minus liabilities) divided by the number of shares outstanding. Each Fund's
NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m.
New York Time. Purchase orders received after 4:00 p.m. from certain processing organizations which have entered into special arrangements with the Funds will also receive that day's offering price, provided the orders the processing organization transmits to the Funds was accepted by the processing organization before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations which have entered into special arrangements with the Funds will also be redeemed at the net asset value computed that day, provided the orders the processing organization transmits to the Funds was received by the processing organization before 4:00 p.m.

Securities traded in foreign markets may trade when the NYSE is closed. Those securities are generally valued at the closing of the exchange where they are primarily traded. Therefore, the Fund's NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

Each Fund's investments are valued based on market values. If market quotations are not readily available for any security, the value of the security will be based on an evaluation of its fair value, pursuant to procedures established by the Board of Trustees.

Minimum Investments in the Funds
--------------------------------
Cash investments in the Funds must be in U.S.
Dollars. Third-party checks and "starter" checks are not accepted for the initial investment in the Funds or for any additional investments.

The following table provides the minimum initial and additional investments in any Fund directly or in aggregate in any portfolio through
ManagersChoice:


			Direct 		Investment 	                ManagersChoice
			Initial 	Additional 	Initial 	Additional
			Investment 	Investment 	Investment 	Investment
			----------	----------	----------	----------
Regular accounts 	$2,000 		$100 		$50,000 	$500
Traditional IRA 	 1,000 		 100 		 50,000 	 500
Roth IRA 		 1,000 		 100 	  	 50,000  	 500
Education Savings
 Account 		 1,000 		 100 		 N/A 	 	 N/A
SEP IRA 		 1,000 	 	 100 	 	 50,000 	 500
SIMPLE IRA 		 1,000 		 100 		 50,000 	 500



The Funds or the Distributor may, in their discretion, waive the minimum initial and additional investment amounts at any time. Additionally, the Funds or the Distributor may, in their discretion, request reimbursement from shareholder accounts that are involved in excessive trading. The costs to be borne by shareholders deemed to be involved in excessive trading by the Funds or the Distributor include, but are not limited to:
1) bank wire fees incurred by the Funds in order to facilitate the transfer of shareholder purchases and redemptions, and 2) sub-transfer agent recordkeeping fees associated with excessive trading.

A Traditional IRA is an individual retirement account. Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A Roth IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

An Education Savings Account is an account with non-deductible contributions and tax-free growth of assets and distributions. The account must be used to pay qualified educational expenses. (Also known as a Coverdell
Education Savings Account).

A SEP IRA is an IRA that allows employers or the self-employed to make contributions to an employee's account.

A SIMPLE IRA is an employer plan and a series of IRAs that allows contributions by or for employees.

You should consult your tax professional for more information on IRA accounts.

If you invest through a third-party such as a bank, broker-dealer or other fund distribution organization rather than directly with the Funds, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Funds may also participate in programs with many national brokerage firms which limit the transaction fees for the shareholder, and may pay fees to these firms for participation in these programs.

HOW TO PURCHASE SHARES
======================

You may purchase shares of the Fund once you have established an account with Managers Trust
II (the "Trust"). You may establish an account with the Trust either through an investment advisor or other investment professional or by submitting a completed account application to the Trust in good order with your initial investment. An account application is not in good order and, therefore, cannot be processed, until such time as it contains all information and documentation requested in the account application. Failure to provide an account application in good order may result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies.

=================================

By Mail
-------	* To open your account, complete and sign
	the accountapplication and make your check payable to The ManagersFunds. Mail the check and account application to:

	The Managers Funds
	c/o Boston Financial Data Services, Inc.
	P.O. Box 8517
	Boston, MA 02266-8517

	* To purchase additional shares, write a letter of instruction(or complete your investment stub). Send a check and investment stub or written instructions to the above address.Please include your account number and Fund name on your check.

By Telephone
------------
	* After establishing this option on your account, call theFund at (800) 252-0682.
	The minimum additional investment is $100.

By Wire
-------
	* Call the Fund at (800) 252-0682. Instruct your bank towire the money to State Street
	Bank and Trust Company,Boston, MA 02101;
	ABA #011000028; BFN-The Managers Funds
	A/C 9905-001-5, FBO shareholder name,
	account number and Fund name. Please be
	aware that your bank may charge you a fee for this service.

By Internet
-----------
	* If your account has already been
	established, see our website at
	http://www.managersfunds.com. The
	minimum additional investment is $100.

Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

HOW TO SELL SHARES
==================
You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Funds' Transfer Agent receives your order in proper form. Each Fund's NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m.
New York Time.  Orders received after 4:00 p.m.
 New York Time will receive the NAV per share determined at the close of trading on the next NYSE trading day.

By Mail
-------
	* Write a letter of instruction containing:

		- the name of the Fund(s)
		- dollar amount or number of shares
		  to be redeemed
		- your name
		- your account number(s)
		- signature(s) of all account owners

	and mail the written instructions to The
	Managers Funds, c/oBoston Financial Data
	Services, Inc., P.O. Box 8517, Boston,
	MA 02266-8517.

By Telephone
------------
	* After establishing this option on your account, call the Fund at (800) 252-0682.

	* Telephone redemptions are available only forredemptions which are below $25,000.

By Internet
-----------
	* See our website at
	http://www.managersfunds.com.

Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

DISTRIBUTION PLAN
-----------------
The Total Return Fund has adopted a distribution plan to pay for the marketing of shares of the Total Return Fund. Under the plan, the Board of
Trustees has authorized payments to the
Distributor at an annual rate of up to 0.25% of the Total Return Fund's average daily net assets to the Distributor for providing distribution services. Because fees for the marketing of the Total Return Fund's shares are paid out of the Total Return Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment in the Total Return Fund and may cost more than other types of sales charges. The Investment Manager reserves the right to waive and/or reimburse the Total Return Fund for fees under the distribution plan.

HOW TO PURCHASE SHARES (MANAGERSCHOICE Program Only)
----------------------------------------------------
By Mail: 	To open your account, complete and
--------	sign the accountapplication and
		make your check payable to The
		Managers Funds. Mail the
		check and account application to:

		The Managers Funds
		c/o PFPC Brokerage Services, Inc.
		P.O. Box 9847
		Providence, RI 02940-8047

		To purchase additional shares,
		write a letter of instruction
		(or complete yourinvestment stub).
		Send a check and investment stub
		or written instructions
		to the above address.

By Telephone: 	After establishing this option on
-------------	your account, call a client
		service representative at
		(800) 358-7668. The minimum
		additional investment is $500.

By Wire: 	Call the Fund at (800) 358-7668.
--------	Instruct your bank to wire the
		money to PNC Bank; ABA #031-000053;
		DDA #86-1559-7313; The Managers Funds
		(FBO client name and account #).
		Please be aware that your bank may
		charge you a fee for this service.

By Internet: 	Not available.
------------


HOW TO SELL SHARES (MANAGERSCHOICE Program Only)
------------------------------------------------

By Mail:	Write a letter of instruction
--------	containing:

		- the name of the portfolio
		- dollar amount or number of
		  shares to be redeemed
		- your name
		- your account number(s)
		- signature(s) of all account owners

		and send the written instructions to
		The Managers Funds, c/o PFPC
		Brokerage Services, Inc., P.O.
		Box 9847, Providence, RI 02940-8047

By Telephone: 	After establishing this option on
-------------	your account, call a client
		service representative at
		(800) 358-7668. Telephone
		redemptions are available only
		for redemptions which are below
		$25,000 per Fund or$100,000 per
		Portfolio.

By Internet: 	Not available.
------------

INVESTOR SERVICES
=================

Automatic Reinvestment Plan.
----------------------------
Allows your dividends and capital gain distributions to be reinvested in additional shares of the Funds or another Fund in the Fund family. You can elect to receive cash.

Automatic Investments.
----------------------
Allows you to make automatic deductions of $100 or more from a designated bank account into a Managers Funds account.

Automatic Redemptions.
---------------------
Allows you to make automatic monthly
redemptions of $100 or more per Fund.
Redemptions are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the redemption will be completed on the next business day.

Individual Retirement Accounts.
-------------------------------
Available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

Exchange Privilege.
-------------------
Allows you to exchange your shares of the Funds for shares of other funds in the Managers Funds Family of Funds. There is no fee associated with the Exchange
Privilege. You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional.
The Exchange Privilege is available only if the account you are exchanging out of and the account you are exchanging into are registered in the same name with the same address and taxpayer identification number. Be sure to read the Prospectus of any fund that you wish to exchange into. When you purchase a fund's shares by exchange you do so on the same terms as any new investment in that fund. Each Fund reserves the right to discontinue, alter or limit the Exchange Privilege at any time. Holding your shares through a financial intermediary, such as a broker, may affect your ability to use the exchange privilege or other investor services.

Systematic Purchase Plan.
------------------------
Allows you to make automatic monthly deposits of $500 or more per ManagersChoice Account directly from a designated bank account.

ManagersChoice Statement Fee.
-----------------------------
An annual fee of $35 will be deducted from any ManagersChoice account that is less than $250,000.
Such fee may be waived or modified at the sole discretion of The Managers Funds LLC.

Systematic Withdrawal Plan.
--------------------------
Allows you to make automatic monthly deductions of $500 or more per account from a designated bank account into a ManagersChoice account.

OTHER OPERATING POLICIES
========================
The Funds will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor.

You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.

The Funds reserve the right to:

*	redeem an account if the value of the
	account falls below $500 due to redemptions;
*	suspend redemptions or postpone payments
	when the NYSE is closed for any reason other
	than its usual weekend or holiday closings
	or when trading is restricted by the
	Securities and Exchange Commission;
*	change the minimum investment amounts;
*	delay sending out redemption proceeds for
	up to seven days (this usually applies to
	very large redemptions without notice,
	excessive trading or unusual market
	conditions);
*	make a redemption in-kind (a payment in
	portfolio securities instead of in cash);
*	refuse a purchase order for any reason,
	including failure to submit a properly
	completed account application;
*	refuse an exchange request if we determine
	that such request could adversely affect
	the Fund, including if such person or
	group has engaged in excessive trading
	(to be determined in our discretion);
	and
*	terminate or change the Exchange Privilege
	or impose fees in connection with exchanges or redemptions, including fees related to excessive trading.

FREQUENT TRADING POLICY
=======================
The Funds have a policy of discouraging frequent trading in Fund shares, sometimes referred to as "market timing," because such activities may be disruptive to the management of a Fund's portfolio.
The Funds reserve the right to refuse a purchase order for any reason and may limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may be harmful to the Fund(s). Although the Funds will use reasonable efforts to prevent market timing activities in the Funds, there can be no assurances that these efforts will be successful. For example, the Funds receive certain purchase, exchange and redemption orders through financial intermediaries that maintain omnibus accounts with the Funds, and as a result the Funds' ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the willingness of such intermediaries to monitor for these activities.

ACCOUNT STATEMENTS
==================
You will receive quarterly and yearly statements detailing your account activity. All investors
(other than IRA accounts) will also receive a Form
1099- DIV annually, detailing the tax characteristics of any dividends and distributions that you have received with respect to your account. You will also receive a confirmation after each trade executed in your account.

DIVIDENDS AND DISTRIBUTIONS
===========================
Income dividends, if any, for the Funds are normally declared and paid monthly. Capital gain distributions, if any, are normally declared and paid in December.

We will automatically reinvest your distributions of dividends and capital gains unless you tell us otherwise. You may change your election by writing to us at least 10 days prior to the scheduled payment date.

TAX INFORMATION
===============
Please be aware that the following tax information is general and describes certain federal income tax consequences of an investment in the Funds under the Internal Revenue Code of 1986, as amended, the Treasury Regulations thereunder, administrative rules and court decisions that are in effect as of the date of this Prospectus. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own specific circumstances or to particular types of shareholders (such as insurance companies, financial institutions, brokerage dealers and foreign persons) subject to special treatment under the federal income tax laws. You should consult a tax consultant about the federal, state, local and foreign tax consequences to you of your investments in the Funds based upon your particular circumstances.

Short-term capital gains distributions are generally taxable to you as ordinary income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, dividends from the Funds that are attributable to corporate dividends received by the Funds generally are now taxable at long-term capital gain rates, provided certain holding period and other requirements are met; non-qualifying dividends remain taxable as ordinary income. Capital gain dividends will be taxed as long-term gains regardless of how long you have held shares of the Funds. These provisions apply whether you receive a distribution in cash or reinvest it for additional shares. An exchange of a Fund's shares for shares of another
Fund will be treated as a sale of the first Fund's shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not on the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain or loss may be realized that may be subject to tax, except for certain tax-deferred accounts, such as IRA accounts.

If you are permitted to purchase shares of the Funds by means of an in-kind contribution, you should consult your tax advisor regarding the tax consequences of such transaction.

Federal law requires the Funds to withhold taxes on distributions and redemption proceeds paid to shareholders who:

*	fail to provide a social security number
	or taxpayer identification number;
*	fail to certify that their social security
	number or taxpayer identification number
	is correct;
*	fail to certify that they are exempt from
	withholding.

In addition, the Funds must also withhold taxes on distributions and redemption proceeds if the IRS notifies the Funds that the taxpayer identification number or social security number furnished by the shareholder is incorrect, or the IRS notifies the Funds that the shareholder has failed to properly report certain interest and dividend income.

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FOR MORE INFORMATION
====================
Additional information about each Fund and its investments is available in its Statement of Additional Information and the Semi-Annual and Annual Reports for each Fund, which are available to you without charge. You may request these documents and make other inquiries as follows:

By Telephone:	  1-800-835-3879
By Mail: 	  The Managers Funds
		  800 Connecticut Avenue
		  Norwalk, CT 06854

On the Internet:  Electronic copies are
		  available on our website at
                  http://www.managersfunds.com

In the Funds' Annual Reports you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. Information about each Fund including its current Statement of Additional Information and Annual and Semi-
Annual Reports is on file with the Securities and Exchange Commission. Each Fund's Statement of Additional Information is incorporated by reference (legally part of this prospectus).
Reports and other information about the Funds are also available on the EDGAR database of the SEC's website at http:// www.sec.gov, and copies may be obtained, upon payment of a duplication fee, by e-mail request to:
publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington,
D.C. 20549-0102 (202-942-8090). Information
about the Funds may also be reviewed and copied at the SEC's Public Reference Room. Call
(202) 942-8090 for information on the
operation of the SEC's
Public Reference Room.

INVESTMENT COMPANY ACT REGISTRATION NUMBER:
811-06431

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